                                                                     Exhibit 21



                                                                  STATE OF
                                                               INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION

11 COMMERCE DRIVE ASSOCIATES L.L.C.                                   NJ

12 SKYLINE ASSOCIATES L.L.C.                                          NY

120 PASSAIC STREET LLC                                                NJ

1717 REALTY ASSOCIATES L.P.                                           NJ

20 COMMERCE DRIVE ASSOCIATES L.L.C.                                   NJ

300 TICE REALTY ASSOCIATES L.L.C.                                     NJ

300 TICE REALTY ASSOCIATES L.P.                                       NJ

400 PRINCETON ASSOCIATES L.L.C.                                       NJ

400 PRINCETON ASSOCIATES, L.P.                                        NJ

400 RELLA REALTY ASSOCIATES L.L.C.                                    NY

500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.                               NJ

600 PARSIPPANY ASSOCIATES L.L.C.                                      NJ

600 PARSIPPANY ASSOCIATES L.P.                                        NJ

78 PINSON PARTNERS L.L.C.                                             NJ

795 FOLSOM REALTY ASSOCIATES L.P.                                     CA

9060 EAST VIA LINDA CO., LTD.                                         AZ

AIRPORT PROPERTIES ASSOCIATES LLC                                     NJ

BMP SOUTH REALTY L.L.C.                                               NJ

BRANDEIS BUILDING INVESTORS L.L.C.                                    NE

BRANDEIS BUILDING INVESTORS, L.P.                                     DE

BRIDGE PLAZA ASSOCIATES L.L.C.                                        NJ



                                                       STATE OF
                                                    INCORPORATION
SUBSIDIARY                                         OR ORGANIZATION

BRIDGE PLAZA REALTY ASSOCIATES L.P.                       NJ

C.W. ASSOCIATES L.L.C.                                    NJ

CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.               NJ

CAL-HARBOR NO. PIER URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.                NJ

CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.               NJ

CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.              NJ

CAL-TREE REALTY ASSOCIATES L.P.                           PA

CALI AIRPORT REALTY ASSOCIATES L.P.                       PA

CALI HARBORSIDE (FEE) ASSOCIATES L.P.                     NJ

CALI HARBORSIDE PLAZA I (FEE) ASSOCIATES L.P.             NJ

CALI PENNSYLVANIA REALTY ASSOCIATES L.P.                  PA

CALI PROPERTY HOLDINGS I, L.P.                            DE

CALI PROPERTY HOLDINGS II, L.P.                           DE

CALI PROPERTY HOLDINGS III, L.P.                          DE

CALI PROPERTY HOLDINGS IV, L.P.                           DE

CALI PROPERTY HOLDINGS IX, L.P.                           MD

CALI PROPERTY HOLDINGS V, L.P.                            DE

CALI PROPERTY HOLDINGS VI, L.P.                           DE

CALI PROPERTY HOLDINGS VII, L.P.                          DE

CALI PROPERTY HOLDINGS VIII, L.P.                         DE

CALI PROPERTY HOLDINGS X, L.P.                            DE






                                                               STATE OF
                                                             INCORPORATION
SUBSIDIARY                                                  OR ORGANIZATION

CALI-GROVE STREET URBAN RENEWAL ASSOCIATES L.P.                    NJ

CENTURY PLAZA ASSOCIATES L.L.C.                                    NJ

COLLEGE ROAD REALTY L.L.C.                                         NJ

COMMERCENTER REALTY ASSOCIATES L.L.C.                              NJ

COMMERCENTER REALTY ASSOCIATES L.P.                                NJ

CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.                         NY

D.B.C. REALTY L.L.C.                                               NJ

ELMSFORD REALTY ASSOCIATES L.L.C.                                  NY

FIVE SENTRY REALTY ASSOCIATES L.P.                                 PA

GROVE STREET ASSOCIATES OF JERSEY CITY LIMITED PARTNERSHIP         NJ

HORIZON CENTER REALTY ASSOCIATES L.L.C.                            NJ

HORIZON CENTER REALTY ASSOCIATES L.P.                              NJ

HORIZON CENTER REALTY L.L.C.                                       NJ

JUMPING BROOK REALTY ASSOCIATES L.L.C.                             NJ

JUMPING BROOK REALTY ASSOCIATES L.P.                               NJ

KEMBLE-MORRIS, LLC                                                 NJ

LINWOOD REALTY L.L.C.                                              NJ

M-C CALIFORNIA SERVICES, INC.                                      DE

M-C CAPITOL ASSOCIATES L.L.C.                                      DE

M-C HARSIMUS PARTNERS L.L.C.                                       NJ

M-C HARSIMUS PARTNERS L.P.                                         NJ



                                                    STATE OF
                                                 INCORPORATION
SUBSIDIARY                                      OR ORGANIZATION

M-C PENN MANAGEMENT CORP.                              DE

M-C PROPERTIES CO. REALTY L.L.C.                       NJ

M-C ROCKLAND PARTNERS L.P.                             NY

M-C TEXAS MANAGEMENT L.P.                              TX

MACK-CALI ARIZONA CORPORATION                          DE

MACK-CALI B PROPERTIES, L.L.C.                         NJ

MACK-CALI BEARDSLEY LIMITED PARTNERSHIP                AZ

MACK-CALI BRIDGEWATER CO., L.P.                        NJ

MACK-CALI BUILDING V ASSOCIATES L.L.C.                 NJ

MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.       CA

MACK-CALI CALIFORNIA PARTNERS L.P.                     CA

MACK-CALI CAMPUS REALTY L.L.C.                         NJ

MACK-CALI CENTURY III INVESTORS L.L.C.                 IA

MACK-CALI CENTURY III INVESTORS, L.P.                  DE

MACK-CALI CHESTNUT RIDGE, L.L.C.                       NJ

MACK-CALI CW REALTY ASSOCIATES L.L.C.                  NY

MACK-CALI D.C. MANAGEMENT CORP                         DE

MACK-CALI EAST LAKEMONT L.L.C.                         NJ

MACK-CALI F PROPERTIES L.P.                            NJ

MACK-CALI GLENDALE LIMITED PARTNERSHIP                 AZ

MACK-CALI METROPOLITAN, LTD.                           FL

MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.            NY

MACK-CALI MORRIS REALTY L.L.C.                         NJ

MACK-CALI NORTH HILLS L.L.C.                           NY


                                                                    STATE OF
                                                                  INCORPORATION
SUBSIDIARY                                                       OR ORGANIZATION
MACK-CALI PROPERTIES CO. #3 L.P.                                        NJ

MACK-CALI PROPERTIES CO. NO. 11, L.P.                                   NY

MACK-CALI PROPERTY TRUST                                                MD

MACK-CALI REALTY ACQUISITION CORP.                                      DE

MACK-CALI REALTY CONSTRUCTION CORPORATION                               NJ

MACK-CALI SERVICES, INC.                                                NJ

MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.                             NY

MACK-CALI STAMFORD REALTY ASSOCIATES, L.P.                              CT

MACK-CALI SUB I, INC.                                                   DE

MACK-CALI SUB II, INC.                                                  DE

MACK-CALI SUB III, INC.                                                 DE

MACK-CALI SUB IV, INC.                                                  DE

MACK-CALI SUB IX, INC.                                                  DE

MACK-CALI SUB V, INC.                                                   DE

MACK-CALI SUB VI, INC.                                                  DE

MACK-CALI SUB VII, INC.                                                 DE

MACK-CALI SUB VIII, INC.                                                DE

MACK-CALI SUB X, INC.                                                   DE

MACK-CALI SUB XI, INC.                                                  DE

MACK-CALI SUB XII, INC.                                                 DE

MACK-CALI SUB XIII, INC.                                                DE



                                               STATE OF
                                             INCORPORATION
SUBSIDIARY                                  OR ORGANIZATION
MACK-CALI SUB XIV, INC.                           DE

MACK-CALI SUB XIX, INC.                           DE

MACK-CALI SUB XV, INC.                            DE

MACK-CALI SUB XVI, INC.                           DE

MACK-CALI SUB XVII, INC.                          DE

MACK-CALI SUB XVIII, INC.                         DE

MACK-CALI SUB XX, INC.                            DE

MACK-CALI SUB XXI, INC.                           DE

MACK-CALI SUB XXII, INC.                          DE

MACK-CALI SUB XXIII, INC.                         DE

MACK-CALI TEXAS PROPERTY L.P.                     TX

MACK-CALI WILLOWBROOK COMPANY L.P.                NJ

MACK-CALI WOODBRIDGE II L.P.                      NJ

MACK-CALI WP REALTY ASSOCIATES L.L.C.             NY

MACK-CALI-B PROPERTIES L.P.                       NJ

MACK-CALI-R COMPANY NO. 1 L.P.                    NJ

MAIN-MARTINE MAINTENANCE CORP.                    NY

MANHASSET ASSOCIATES L.L.C.                       NY

MARTIN AVENUE REALTY ASSOCIATES L.L.C.            NY

MC-CAP L.L.C.                                     DE

MID-WEST MAINTENANCE CORP.                        NY

MID-WESTCHESTER REALTY ASSOCIATES L.L.C.          NY

MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.        NJ

MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.          NJ

MOORESTOWN REALTY ASSOCIATES L.L.C.               NJ


                                                              STATE OF
                                                            INCORPORATION
SUBSIDIARY                                                 OR ORGANIZATION

MOORESTOWN REALTY ASSOCIATES L.P.                                  NJ

MORRISTOWN TEN                                                     NJ

MOUNT AIRY REALTY ASSOCIATES L.L.C.                                NJ

MOUNT AIRY REALTY ASSOCIATES L.P.                                  NJ

MOUNTAINVIEW REALTY L.L.C.                                         NJ

OFFICE ASSOCIATES L.L.C.                                           NJ

OFFICE ASSOCIATES, LTD.                                            NJ

ONE SYLVAN REALTY, L.L.C.                                          NJ

PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.                         NJ

PARSIPPANY CAMPUS REALTY ASSOCIATES L.P.                           NJ

PHELAN REALTY ASSOCIATES L.P.                                      CA

PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.                NJ

PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.P.                  NJ

PRINCETON OVERLOOK REALTY L.L.C.                                   NJ

ROSELAND II L.L.C.                                                 NJ

ROSELAND II LIMITED PARTNERSHIP                                    NJ

ROSELAND OWNERS ASSOCIATES L.L.C.                                  NJ

SHELTON REALTY ASSOCIATES L.P.                                     CT

SIX COMMERCE DRIVE ASSOCIATES L.L.C.                               NJ

SKYLINE REALTY L.L.C.                                              NY



                                                                 STATE OF
                                                               INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION

SO. WESTCHESTER REALTY ASSOCIATES L.L.C.                            NY

SOUTH-WEST MAINTENANCE CORP.                                        NY

STEVENS AIRPORT REALTY ASSOCIATES L.P.                              PA

TALLEY MAINTENANCE CORP.                                            NY

TALLEYRAND REALTY ASSOCIATES L.L.C.                                 NY

TENBY CHASE APARTMENTS L.L.C.                                       NJ

THE GROVE STREET URBAN RENEWAL CORP.                                NJ

THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.                NJ

U.S. UTILIPRO SOLUTIONS L.L.C.                                      DE

UTILIPRO SOLUTIONS, INC.                                            NJ

VAUGHN PARTNERS L.L.C.                                              NJ

VAUGHN PRINCETON ASSOCIATES L.L.C.                                  NJ

VAUGHN PRINCETON ASSOCIATES L.P.                                    NJ

WEST-AVE. MAINTENANCE CORP.                                         CT

WESTAGE REALTY L.L.C.                                               NY

WHITE PLAINS REALTY ASSOCIATES L.L.C.                               NY
